                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 August 14, 2001
                                -----------------
                                (Date of Report)


                               Claimsnet.com inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                        001-14665             75-2649230
 (State or other jurisdiction             (Commission           (IRS Employer
       of incorporation)                  File Number)       Identification No.)

          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

(a)      Exhibits

         99.1   Script of August 14, 2001 Analyst and Investor Conference Call.

Item 9.         Regulation FD Disclosure.

         On August 14, 2001, the Registrant held a conference call for analysts and investors regarding their second quarter 2001 operating results, a copy of the script for which is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 14, 2001

                                             CLAIMSNET.COM INC.



                                             By:    /s/ Paul W. Miller
                                                -------------------------------
                                             Name:  Paul W. Miller
                                             Title: Chief Financial Officer